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                                                                   Exhibit 24a



                      [Letterhead of ARTHUR ANDERSEN LLP]






                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 17, 1998 incorporated by reference in Fall River Gas Company's Form 10-K for the year ended September 30, 1998 and to all references to our Firm included in this Registration Statement.




Boston Massachusetts
May 18, 1999